CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Pinnacle Resources, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's report on Form 10-Q for the three and six months ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/ Glen R. Gamble
                                  ------------------------
                                  Glen R. Gamble
                                  Chief Executive Officer

February 13, 2009